BLACKROCK SERIES FUND II, INC.

BlackRock High Yield Portfolio

(the “Fund”)

Supplement dated March 2, 2020 to the Prospectus of the Fund,

dated May 1, 2019, as supplemented to date

On February 19, 2020, the Board of Directors of BlackRock Series Fund II, Inc. approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as the sub-adviser of the Fund is effective as of March 2, 2020.

The following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock High Yield Portfolio—Investment Manager” is amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The section of the Prospectus entitled “Management of the Funds—BlackRock” is supplemented as follows:

BlackRock International Limited, the sub-adviser to the High Yield Portfolio (the “Sub-Adviser”), is a registered investment adviser organized in 1995.

BlackRock has entered into a separate sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to the High Yield Portfolio. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides for that portion of the High Yield Portfolio for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to the High Yield Portfolio.

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the Sub-Adviser with respect to the High Yield Portfolio will be included in the High Yield Portfolio’s semi-annual shareholder report for the fiscal period ending June 30, 2020.

Shareholders should retain this Supplement for future reference.

PRO-SFII-HY-0320SUP